Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of 7% Series A Cumulative Redeemable Preferred Stock

of

BRE Select Hotels Corp

at $1.20 Net Per Share in Cash

Pursuant to the Offer to Purchase dated July 15, 2013

By

BRE Select Hotels Holdings LP

The undersigned represents that I (we) have full authority to surrender without restriction the Preferred Shares listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes on page 5) a check representing a cash payment for shares of 7% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of BRE Select Hotels Corp (the “Company”) tendered pursuant this Letter of Transmittal, at a price of $1.20 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 15, 2013 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”) of BRE Select Hotels Holdings LP (“BRE Holdings”).

THE OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 10, 2013, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”).

METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL IS AT THE ELECTION AND RISK OF THE PERSON TENDERING AND DELIVERING THIS LETTER OF TRANSMITTAL.

Mail or deliver this Letter of Transmittal to:

If delivering by mail, hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attention: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Pursuant to the offer of BRE Holdings to purchase all outstanding Preferred Shares, the undersigned hereby tenders the following Preferred Shares:

DESCRIPTION OF PREFERRED SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s)	Number of Preferred Shares Tendered
	Total Number of Preferred Shares Tendered	(Fill in number of Preferred Shares tendered here)**
** If left blank and no number is specified, it will be assumed that all Preferred Shares held by the undersigned are being tendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC.

You have received this Letter of Transmittal in connection with the offer of BRE Select Hotels Holdings LP, a Delaware limited partnership (“BRE Holdings”), to purchase all of the outstanding shares of 7% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of BRE Select Hotels Corp, a Delaware corporation (the “Company”), at a price of $1.20 per Preferred Share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated July 15, 2013 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

BRE Holdings is not aware of any jurisdiction in which the making of the Offer is not in compliance with applicable law. If BRE Holdings becomes aware of any jurisdiction in which the making of the Offer or the acceptance of Preferred Shares pursuant to the Offer would not be in compliance with applicable law, it will make a good faith effort to comply with the applicable law. If, after such good faith effort, BRE Holdings cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Preferred Shares residing in such jurisdiction.

You should use this Letter of Transmittal to deliver Preferred Shares for tender. This Letter of Transmittal (or a manually signed photocopy), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by American Stock Transfer & Trust Company, LLC (the “Depositary”) at the address set forth above prior to the Expiration Time.

THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS MUST BE SENT ONLY TO THE DEPOSITARY. DELIVERY OF THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO BRE HOLDINGS OR THE COMPANY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to BRE Select Hotels Holdings LP, a Delaware limited partnership (“BRE Holdings”), the above-described shares of 7% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of BRE Select Hotels Corp, a Delaware corporation (the “Company”), at a price of $1.20 per share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”). The undersigned understands that BRE Holdings reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Preferred Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve BRE Holdings from its obligations under the Offer and will in no way prejudice the rights of the undersigned to receive payment for his, her or its Preferred Shares validly tendered and accepted for payment pursuant to the Offer.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment) and subject to, and effective upon, the acceptance for payment and payment for the Preferred Shares validly tendered hereby, and not validly withdrawn prior to the Expiration Time, the undersigned hereby sells, assigns and transfers to, or upon the order of, BRE Holdings all right, title and interest in and to all of the Preferred Shares being tendered hereby (and any and all other Preferred Shares or other securities issued or issuable in respect thereof on or after July 15, 2013). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Preferred Shares (and all such other Preferred Shares or securities) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest) to the full extent of such holder’s rights with respect to such Preferred Shares (and all such other Preferred Shares or securities) (a) to transfer ownership of such Preferred Shares (and all such other Preferred Shares or securities) to, or upon the order of, BRE Holdings, (b) to present such Preferred Shares (and all such other Preferred Shares or securities) for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares (and all such other Preferred Shares or securities), all in accordance with the terms and subject to the conditions of the Offer (with full knowledge that the Depositary also acts as the agent of BRE Holdings).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares (and any and all other Preferred Shares or other securities issued or issuable in respect thereof on or after July 15, 2013) and, when the same are accepted for payment by BRE Holdings, BRE Holdings will acquire good and marketable title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Preferred Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or BRE Holdings to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares (and all such other Preferred Shares or securities). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of BRE Holdings any and all other Preferred Shares or other securities issued or issuable on or after July 15, 2013 in respect of the Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, BRE Holdings shall be entitled to all rights and privileges as owner of any such other Preferred Shares or securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by BRE Holdings in its sole discretion.

It is understood that the undersigned will not receive payment for the Preferred Shares unless and until the Preferred Shares are accepted for payment.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE UNDERSIGNED, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT STOCKHOLDERS USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See also “The Offer—Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that the acceptance for payment by BRE Holdings of Preferred Shares tendered pursuant to one of the procedures described under the heading “The Offer—Procedures for Tendering” in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and BRE Holdings upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is state in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, BRE Holdings may not be required to accept for payment any of the Preferred Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of the registered owner(s) appearing under “Description of Preferred Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price to the address(es) of the registered owner(s) appearing under “Description of Preferred Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price in the name of, and deliver such check to, the person or persons so indicated. The undersigned recognizes that BRE Holdings has no obligation pursuant to the Special Payment Instructions to transfer any Preferred Shares from the name of the registered owner thereof if BRE Holdings does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 3 and 5)

To be completed ONLY if the check(s) for the purchase price in consideration of Preferred Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: ☐     Check(s)  ☐ to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 3 and 5)

To be completed ONLY if the check(s) for the purchase price in consideration of Preferred Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Preferred Shares Tendered” above.

Deliver: ☐     Check(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:             , 2013

(Must be signed by registered owner(s) exactly as name(s) appear(s) in the box titled “Description of Preferred Shares Tendered.” If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 3)
Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: , 2013

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) of Preferred Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Preferred Shares are tendered for the account of an Eligible Institution. See Instruction 3.

2. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by holders of Preferred Shares. A manually executed photocopy of this Letter of Transmittal may be used in lieu of the original. This Letter of Transmittal (or a photocopy thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Time. Please do not send your Letter of Transmittal or other documents required by this Letter of Transmittal to BRE Holdings or the Company.

THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE UNDERSIGNED, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

BRE Holdings is not obligated and does not intend to accept any alternative, conditional or contingent tenders or tenders of fractional Preferred Shares. All tendering stockholders, by execution of this Letter of Transmittal (or photocopy thereof), waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of any tender of any Preferred Share hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents, will be determined by BRE Holdings in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. BRE Holdings reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which or payment for which may be unlawful. BRE Holdings also reserves the absolute right to waive any defect or irregularity in the tender of any Preferred Shares whether or not similar defects or irregularities are waived in the case of any other stockholder. A tender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. None of BRE Holdings, the Company, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in any Letter of Transmittal submitted to the Depositary, nor will any of them incur any liability for failure to give any such notification.

3. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered owner(s) of the Preferred Shares tendered hereby, the signature(s) must correspond with the name(s) as written in the box titled “Description of Preferred Shares Tendered.” If any Preferred Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Preferred Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies thereof) as there are different registrations of such Preferred Shares. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to BRE Holdings of their authority so to act must be submitted.

4. Stock Transfer Taxes. BRE Holdings will pay any stock transfer taxes with respect to the transfer and sale of Preferred Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, stock transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to any person other than the registered owner(s), the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

5. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed.

6. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Depositary at its address and telephone number set forth in this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Depositary as set forth in this Letter of Transmittal.

7. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Preferred Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

8. Waiver of Conditions. Subject to the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by BRE Holdings in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED PHOTOCOPY), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Preferred Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States stockholder with respect to Preferred Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Depositary

Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such tendering stockholder if a TIN is provided to the Depositary within 60 days.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3—Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 4— Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                                      DATE

NAME

ADDRESS

CITY                                      STATE                      ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Under current U.S. federal income tax law, a stockholder who tenders Preferred Shares that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Preferred Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Preferred Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer to Purchase is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Depositary at the telephone number and location listed in this Letter of Transmittal. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Depositary at its respective telephone number and location listed in this Letter of Transmittal.